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                                                                    Exhibit 10.9
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (this "Agreement") is made as of
                                               ---------
November 13, 2001 among Trex Company, Inc., a Delaware corporation (the "Company"), First Union National Bank, a national banking association (together
 -------
with its successors, "First Union"), and any other Holders from time to time
                      -----------
hereunder.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company, Trex Company, LLC and First Union are parties to that certain Second Amended and Restated Credit Agreement, dated as of September 30, 2001 (the "Credit Agreement"), in connection with which the Company issued to
           ----------------
First Union a common stock purchase warrant, dated as of the date hereof (such common stock purchase warrant and each other common stock purchase warrant issued by the Company in exchange, replacement or substitution therefor or for any such subsequently issued common stock purchase warrant in accordance with its terms, a "Warrant"), to purchase 707,557 shares of the Common Stock, par
              -------
value $0.01, of the Company (the "Common Stock");
                                  ------------

     WHEREAS, to induce First Union to execute and deliver the Credit Agreement, the Company has agreed to provide the Holders (as hereinafter defined) with certain registration rights under the Securities Act of 1933, as amended, with respect to the shares of Common Stock issued and issuable upon exercise of any Warrant; and

     WHEREAS, unless otherwise provided in this Agreement, capitalized terms used in this Agreement shall have the meanings set forth in Section 9;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Demand Registration.
         -------------------

         1.1 (a) During the Effective Period, upon the written request of Holders of at least a majority of the Registrable Securities (the "Demand
                                                                   ------
Holders") that the Company effect the registration under the Securities Act of
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all or part of such Demand Holders' Registrable Securities (which written request shall specify the aggregate number of shares of Registrable Securities requested to be registered and the proposed means of distribution), the Company shall (i) within 30 Business Days after its receipt of such request, file with the Securities and Exchange Commission (the "SEC") a Registration Statement with respect to the requested registration and (ii) within five Business Days after its receipt of such request, notify in writing any other Holders (the "Other
                                                                       -----
Holders") of such request and indicate in such notice the planned initial filing
-------
date of such Registration Statement. Such Registration Statement shall cover the Registrable Securities requested by the Demand Holders to be registered and any Registrable Securities that the Other Holders request, by written notice to the Company no later than five Business Days prior to such planned initial filing date, to be registered. Notwithstanding
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the foregoing provisions of this Section 1.1(a), the Company shall not be required to take any action pursuant to this Section 1.1(a):

                    (i) if the Company has previously effected one registration pursuant to this Section 1.1(a);

                    (ii) if the Company shall not be eligible under the Securities Act and the rules and regulations thereunder to effect the requested registration on Form S-3 or any successor form ("Form S-3");
                                                 --------

                    (iii) if the Registrable Securities which the Company shall have been requested by the Demand Holders to register shall have a then-current market value of less than $5,000,000, unless such registration request is for all remaining Registrable Securities held by all Holders (in which event such market value condition shall not apply);

                    (iv) if the Company has effected a registration within the 180-day period immediately preceding such request which permitted Holders to include Registrable Securities in such registration, and the Company has agreed with the underwriters in connection with such prior registration not to offer its securities publicly at any time during such 180-day period; or

                    (v)    during the pendency of any Blackout Period;

provided, however, that the Company shall be permitted to satisfy its obligations under this Section 1.1(a) to effect a demand registration by amending (to the extent permitted by applicable law), within 30 Business Days after a written request for registration, any registration statement previously filed by the Company under the Securities Act so that such registration statement (as amended) shall permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been made under this Section 1.1(a) (including, without limitation, any Registrable Securities requested by the Other Holders to be included in such registration). If the Company shall so amend a previously filed registration statement, it shall be deemed to have effected a registration for purposes of this Section 1.1.

               (b)  The Holders delivering a request pursuant to this
Section 1.1(a) may distribute the Registrable Securities covered by such request by means of an Underwritten Offering or any other means, as determined by the Demand Holders holding a majority of the Demand Holders' Registrable Securities so requested to be registered.

               (c) Subject to Section 1.1(d), a registration requested pursuant to this Section 1.1 shall not be deemed to be effected for purposes of this
Section 1.1 if it has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder.

               (d) Holders holding a majority of the Registrable Securities to be included in a Registration Statement pursuant to this Section 1.1 may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a

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written notice to the Company revoking such request. If a Registration Statement is so revoked, the Demand Holders and Other Holders which requested that Registrable Securities be included in such Registration Statement shall reimburse the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement, unless the Registration Statement is revoked at the request of such Holders because there has occurred after the date of the initial request for registration by the Demand Holders a material adverse change in the condition, business or prospects of the Company or because such Holders learn after the date of such initial request that such a material adverse change had occurred prior to such date. In the case of any such revocation other than the first such revocation, the Company shall be deemed to have effected a registration pursuant to this
Section 1.1.

               (e) In the event the Company wishes, or any holder of Common Stock has the right, to include shares of Common Stock in a Registration Statement pursuant to this Section 1.1, there shall be included in such Registration Statement only that number of shares of Common Stock, if any, that the lead managing underwriter (if the offering covered by such Registration Statement is an Underwritten Offering) or the Company (if the offering covered by such Registration Statement is not an Underwritten Offering) reasonably believes will not adversely affect the offering of all of the Registrable Securities that the Holders desire to sell for their own account. In such event, the shares of Common Stock to be included in such offering shall consist of (i) first, the Registrable Securities that the Holders propose to sell, (ii) second, the shares of Common Stock the Company proposes to sell for its own account and
(iii) third, the number, if any, of other shares of Common Stock requested to be included in such registration that, in the reasonable opinion of such lead managing underwriter or the Company, as applicable, can be sold without jeopardizing the success of the offering of all the shares of Common Stock that each Holder or the Company, as the case may be, desires to sell for its own account, such shares to be allocated among the holders thereof who have requested that their shares be so included in accordance with the piggyback registration provisions of their agreements with the Company.

         1.2 In connection with any Underwritten Offering pursuant to Section 1.1, the Company shall have the right to select a lead managing underwriter or underwriters to administer the offering, which lead managing underwriter or underwriters shall be reasonably satisfactory to the Demand Holders holding a majority of the Demand Holders' Registrable Securities to be included in the Registration Statement; provided, however, that the Demand Holders holding a majority of the Demand Holders' Registrable Securities to be included in the Registration Statement shall have the right to select a co-managing underwriter or underwriters for the offering, which co-managing underwriter or underwriters shall be reasonably satisfactory to the Company.

         1.3 (a) If the Company determines in good faith that the registration and distribution of Registrable Securities (i) would materially impede, delay, interfere with or otherwise materially adversely affect any pending financing, registration of securities, acquisition, corporate reorganization or other significant transaction involving the Company or (ii) would require disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential, as determined by its Board of Directors in good faith, the Company shall promptly give the Holders notice of such determination and shall be entitled to postpone the filing or effectiveness of a Registration Statement for the shortest

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period of time reasonably required, but in any event not to exceed 120 days with respect to matters covered by clause (i) above, and not to exceed 90 days with respect to matters covered by clause (ii) above (a "Blackout Period"); provided,
                                                    ---------------
that a Blackout Period pursuant to clause (i) above with respect to an Underwritten Offering proposed by the Company may, at the election of the Company, commence on the date that is 30 days prior to the date the Company in good faith estimates will be the date of filing of the Registration Statement with respect to such Underwritten Offering and end no later than the date, following the effective date of such Registration Statement, specified in the form of underwriting agreement relating to such Underwritten Offering during which the Company shall be prohibited from selling, offering or otherwise disposing of Common Stock, but in no event to exceed 90 days; provided, further, that the Company shall not obtain any deferrals under this Section 1.3(a) aggregating in excess of 180 days in any twelve-month period. The Company shall promptly notify each Holder of the expiration or earlier termination of a Blackout Period.

               (b) If requested by the managing underwriter of an Underwritten Offering, each Holder shall not, and shall use its reasonable best efforts to ensure that its Affiliates do not, directly or indirectly, sell, offer, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, warrant or right to purchase, or otherwise dispose of or transfer, or enter into any swap or other agreement or any arrangement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership in, any Registrable Securities or Related Securities held by the Holder or its Affiliates during the 180 days following the effective date of a registration statement of the Company filed under the Securities Act in connection with such Underwritten Offering, except for Registrable Securities included in such registration, provided, however, that, in each case, substantially all executive officers and directors of the Company and substantially all holders of 5% or more of the outstanding shares of Common Stock are similarly obligated. If so requested, each Holder shall enter, and shall use its reasonable best efforts to ensure that all of its Affiliates holding Related Securities enter, into a lock-up agreement with the applicable underwriters that is consistent with the agreement in the preceding sentence.

     2.  Piggyback Registration Rights.
         -----------------------------

         (a) If, during the Effective Period, the Company shall propose to file a registration statement under the Securities Act relating to the public offering of Common Stock (other than in connection with an Excluded Registration) for the Company's own account or for the account of any holder or holders of Common Stock (the "Initiating Holder") and on a form and in a manner
                              -----------------
that would permit the registration of Registrable Securities for sale to the public under the Securities Act, the Company shall (i) give written notice at least 15 Business Days prior to the filing thereof to each Holder, specifying the approximate date on which the Company proposes to file such registration statement and advising such Holder of its right to have any or all of the Registrable Securities included among the securities to be covered thereby, and
(ii) at the written request of any such Holder given to the Company within 15 days after the Holder's receipt of written notice from the Company, include among the securities covered by such registration statement the number of Registrable Securities which such Holder (a "Requesting Holder") shall have
                                             -----------------
requested be so included (subject, however, to reduction in accordance with Section 2(b)).

         (b)  Each Holder wishing to participate in an offering pursuant to
Section 2(a) may include Registrable Securities in any Registration Statement relating to an offering pursuant to Section 2(a) only to the extent that the inclusion of such Registrable Securities shall not reduce (i) the number of shares of Common Stock to be offered and sold by the Company or any Initiating Holder pursuant thereto or (ii) the number of shares of Common Stock that any Institutional Investor or Management Holder elects to offer and sell pursuant thereto in accordance with the Existing Registration Rights Agreement. If the lead managing underwriter for an Underwritten Offering pursuant to Section 2(a) determines that marketing factors require a limitation on the number of Registrable Securities to be offered and sold by Requesting Holders in such offering, there shall be included in such offering only that number of Registrable Securities, if any, that such lead managing underwriter reasonably believes will not adversely affect the offering of all of the shares of Common Stock that the Company wishes to sell for its own account, that any Initiating Holder wishes to sell for its own account, or that any Institutional Investor or Management Holder wishes to sell for its own account in accordance with the Existing Registration Rights Agreement. In such event, or otherwise in connection with any offering other than an Underwritten Offering in which the inclusion of Registrable Securities could adversely affect the offering of all of the shares of Common Stock that the Company or the Initiating Holder wishes to sell for its own account or that the Institutional Investors or Management Holders wish to sell for their own account in accordance with the Existing Registration Rights Agreement, as reasonably determined by the Company, the securities to be included in such offering shall consist of (i) first, the securities the Company or the Initiating Holder, as the case may be, proposes to sell, (ii) second, the number, if any, of securities that are proposed to be sold pursuant to the Existing Registration Rights Agreement, (iii) third, the number, if any, of Registrable Securities that are requested to be included in such registration that, (a) in an Underwritten Offering, in the opinion of the lead managing underwriter of such Underwritten Offering, can be sold without adversely affecting the offering of all of the securities that the Company and any Initiating Holder wish to sell for their own account and that any Institutional Investors and Management Holders wish to sell for their own account in accordance with the Existing Registration Rights Agreement, or (b) in an offering other than an Underwritten Offering, can be sold without adversely affecting the offering of all of the securities that the Company and any Initiating Holder wish to sell for their own account and that any Institutional Investors and Management Holders wish to sell for their own account in accordance with the Existing Registration Rights Agreement, as reasonably determined by the Company, such amount of Registrable Securities to be allocated on a pro rata basis among the Holders of Registrable Securities who have requested that their securities be so included based on the number of Registrable Securities that each Holder thereof has requested to be so included, and (iv) fourth, any other securities which, after the date hereof, become subject to registration rights with respect to such registration.

         (c) Nothing in this Section 2 shall create any liability on the part of the Company to any Holder if for any reason the Company shall decide not to file a registration statement proposed to be filed under Section 2(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

     3.  Procedures. In connection with the registration obligations of the
         ----------
Company under Sections 1 and 2, the Company shall:

         (a) (i) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities on Form S-3 in the event of a registration pursuant to Section 1 (if the Company shall then be eligible to effect the requested registration on Form S-3) or on Form S-3 or such other form which counsel to the Company shall deem appropriate in the event of a registration pursuant to Section 2 and (ii) use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective for the applicable period specified in Section 3(b);

         (b) prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective (i) in the case of an Underwritten Offering, until each underwriter has completed the distribution of all securities purchased by it and (ii) in the case of any other registration, for up to 120 days (or longer period in the event of a Section 3(e) Period or a Section 3(f) Period during such offering, as specified in Section 3(e) or 3(f)) and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and otherwise to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until the earlier of (A) such 120th day (or such longer period) and (B) such time as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities;

         (c) furnish to each Holder of such Registrable Securities such number of copies of such Registration Statement and of each amendment and post-effective amendment thereto, any Prospectus or Prospectus supplement and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder (the Company hereby consenting to the use (subject to the limitations set forth in Section 4(b)) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

         (d) use its reasonable best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and to do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not be required for any such purpose to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 3(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

         (e) notify each Holder of any such Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act within the applicable period referred to in

Section 3(b), that the Company has become aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the period during which the Holders are required in such case pursuant to Section 4(b) to refrain from effecting public sales or distributions of Registrable Securities being referred to as a "Section 3(e)
                                                                ------------
Period"), and prepare and furnish to such Holder, as soon as reasonably
------
practicable, a reasonable number of copies of an amendment to such Registration Statement or supplement to such related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the period for which such Registration Statement shall be kept effective shall be extended by the number of days in the Section 3(e) Period;

         (f) in the event of the issuance of any stop order of which the Company is aware suspending the effectiveness of such Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, notify each Holder of any Registrable Securities covered by such Registration Statement of such issuance and use its reasonable best efforts promptly to obtain the withdrawal of such stop order or other order, and the period for which such Registration Statement shall be kept effective shall be extended by a number of days equal to the number of days between the issuance of any stop order or other order and such Holder's receipt of notice from the Company of the withdrawal thereof (a "Section 3(f) Period"); and
--------------------

         (g) use its reasonable best efforts to comply, and to cause its Affiliates to comply, with Regulation M under the Exchange Act in connection with any distribution of Registrable Securities by any Holder pursuant to such Registration Statement.

     4.  Conditions of Obligation to Register Shares.  The obligations of
         -------------------------------------------
the Company under this Agreement are subject to the conditions set forth in this
Section 4.

         (a) As a condition to the Company's obligation under this Agreement to cause Registrable Securities of any Holder to be included in a Registration Statement, such Holder shall timely provide the Company with all of the information required to be provided in the Registration Statement with respect to such Holder pursuant to Items 507 and 508 of Regulation S-K under the Securities Act (or any successor Items) or as otherwise may reasonably be required by the Company in connection with the Registration Statement.

         (b) Each Holder shall comply with the prospectus delivery requirements of the Securities Act in connection with the offer and sale of Registrable Securities made by such Holder pursuant to any Registration Statement. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or Section 3(f), each Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Prospectus or Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) or such

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

Holder's receipt of notice from the Company of the withdrawal of any stop order or other order referred to in Section 3(f), and, if so directed by the Company, shall deliver to the Company all copies, other than permanent files copies then in such Holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

         (c) To the extent required by the Securities Act or the rules or regulations thereunder, as reasonably determined by the Company, a Holder shall consent to disclosure in any Registration Statement to the effect that such Holder is or may be deemed to be an underwriter for purposes of the Securities Act in connection with the offering of Registrable Securities included in such Registration Statement.

         (d) Each Holder shall comply, and shall cause its Affiliates to comply, with Regulation M under the Exchange Act in connection with the offer and sale of Registrable Securities made by such Holder pursuant to any Registration Statement. Each Holder shall use its reasonable best efforts to provide the Company with such information about such Holder's offer and sale of Registrable Securities pursuant to any Registration Statement as the Company shall reasonably require to enable the Company and its Affiliates to comply with Regulation M under the Exchange Act in connection with any such offer and sale.

     5.  Non-Subordination.  From and after the date of this Agreement, the
         -----------------
Company shall not grant any piggyback registration rights to any other Person which are superior to the piggyback registration rights granted to the Holders pursuant to Section 2.

     6.  Registration Expenses.  Except as otherwise provided in this
         ---------------------
Agreement, the Company shall bear all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses of the Company, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (if any) (excluding discounts and commissions) and other Persons retained by the Company. Each Holder shall pay all underwriting discounts and commissions, if any, all transfer taxes, if any, and all documentary stamp taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement, and all fees and expenses of counsel to such Holder.

     7.  Indemnification; Contribution.
         -----------------------------

         (a) The Company shall indemnify and hold harmless each Holder and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees, disbursements and expenses, as incurred) (collectively, "Losses") incurred by
                                                         ------
such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in the light of the circumstances then existing) not misleading, except in each case insofar as such statements or omissions arise out of or are based upon (i) any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel expressly for use therein, (ii) the use of any Prospectus after such time as the obligation of the Company to keep effective the Registration Statement of which such Prospectus forms a part has expired or
(iii) the use of any Prospectus after such time as the Company has advised such Holder that the filing of an amendment or supplement thereto is required, except such Prospectus as so amended or supplemented. Notwithstanding the foregoing provisions of this Section 7(a), the Company shall not be liable to any Holder or to any Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) under the indemnity agreement in this Section 7(a) for any Losses that arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus if either (i) (A) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities by such Holder to the Person asserting the claim from which such Losses arise and (B) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (ii) (x) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus, as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of Registrable Securities by such Holder to the Person asserting the claim from which such Losses arise.

         (b) In connection with any Registration Statement filed pursuant hereto, each Holder of Registrable Securities to be covered thereby shall indemnify and hold harmless the Company, its directors and officers, and each Person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and all other Holders against all Losses incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing or necessary to make the statements therein (in case of a Prospectus or preliminary Prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder or its counsel specifically for use therein; provided, however, that the liability of each Holder hereunder shall be limited to the proportion of any such Losses that is equal to the proportion that the net proceeds from the sale of Registrable Securities sold by such Holder under such Registration Statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement.

         (c) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 7 except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of any indemnified party, based on the written opinion of counsel, a conflict of interest is likely to exist between the indemnifying party and such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Holders of Registrable Securities who are indemnified parties, selected by the Holders of a majority of the Registrable Securities who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on the written opinion of counsel, a conflict of interest is likely to exist between an indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel, provided that the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Holders of Registrable Securities who are indemnified parties, selected by the Holders of a majority of the Registrable Securities who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, suit, proceeding or investigation to the extent such liability is covered by the indemnity obligations set forth in this Section 7. No indemnified party shall consent to entry of any judgment or entry into any settlement without the consent of each indemnifying party.

         (d) If the indemnification from the indemnifying party provided for in this Section 7 is unavailable to an indemnified party hereunder in respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that the liability of each Holder hereunder shall be limited to the proportion of any such Losses that is equal to the proportion that the net proceeds from the sale of Registrable Securities sold by such Holder under a Registration Statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the consideration referred to in this Section 7(d). If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 7(a) or 7(b), as the case may be, without regard to the relative fault of such indemnifying parties or indemnified party or any other equitable consideration provided for in this
Section 7(d).

         (e) The provisions of this Section 7 shall be in addition to any liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

     8.  Participation in Underwritten Offerings.  No Holder may participate in
         ---------------------------------------
any Underwritten Offering pursuant to this Agreement unless such Holder (i) agrees to sell Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     9.  Definitions.  For purposes of this Agreement, the following terms
         -----------
shall have the following meanings:

         "Affiliate" means, with respect to any Person, at any time, any other
          ----------
Person that, alone or together with any other Person, directly or indirectly controls, or is controlled by, or is under common control with such Person, provided that no stockholder of the Company shall be deemed an Affiliate of any other stockholder solely by reason of any investment in the Company. For purposes of this definition, the term "control" (including with correlative
                                       -------
meanings, the terms "controlling," "controlled by" and "under common control
                     -----------    -------------       --------------------
with"), as used with respect to any Person, shall mean the possession, directly
----
or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Business Day" means a day on which the principal offices of the SEC
          ------------
in Washington, D.C. are open to accept filings or, in the case of determining a date on which any payment is due, any day which shall not be a legal holiday or a day on which banking institutions in New York City, New York or the Commonwealth of Virginia generally are authorized or required by law or other governmental actions to close.

         "Effective Period" means the period commencing (i) on April 1, 2002
          ----------------
and (ii) ending on January 31, 2005.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended,
          ------------
or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

         "Excluded Registration" means a registration of Common Stock under the
          ---------------------
Securities Act pursuant to a registration statement filed (i) on Form S-4 or Form S-8 or any successor forms, (ii) in connection with an exchange offer or an offering of securities solely to existing stockholders of the Company or employees of the Company or its subsidiaries or (iii) in connection with an offering of Common Stock issuable upon the conversion or exercise of other securities.

         "Existing Registration Rights Agreement" mean that certain Registration
          --------------------------------------
Rights Agreement, dated as of April 7, 1999, as amended from time to time, among the Company, each of the Institutional Investors named on Schedule A thereto and each of the Management Holders named on Schedule B thereto.

         "Holder" means First Union and, subject to Section 10(b), any wholly
          ------
owned subsidiary of First Union to which First Union has transferred any Warrant or Registrable Securities and which has agreed to become bound by the provisions of this Agreement in accordance with Section 10(b), but only so long as First Union or such other wholly owned subsidiary of First Union holds Registrable Securities.

         "Institutional Investor" means each of the Institutional Investors
          ----------------------
named on Schedule A to the Existing Registration Rights Agreement that is entitled to registration rights thereunder.

         "Management Holder" each of the Management Holders named on Schedule B
          -----------------
to the Existing Registration Rights Agreement that is entitled to registration rights thereunder.

         "Person" means any individual, corporation, partnership, limited
          ------
liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust or unincorporated organization.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Registrable Securities" means (i) any shares of Common Stock issued
           ----------------------
or issuable upon exercise of any Warrant and (ii) any shares of Common Stock issued or issuable with respect to the shares of Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For the purposes of this Agreement, any particular Registrable Securities shall cease to be Registrable Securities on the date and to the extent that (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities have been distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such Registrable Securities have been otherwise issued, transferred or disposed of, certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company and, at such time, subsequent transfer or disposition of such securities shall not require registration of such securities under the Securities Act, (iv) all such Registrable Securities held by any Holder may be sold by such Holder without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (v) such Registrable Securities have ceased to be outstanding.

          "Registration Statement" means any registration statement of the
           ----------------------
Company referred to in Section 1 or 2, including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

          "Related Securities" means any securities of the Company similar or
           ------------------
identical to any of the Registrable Securities, including, without limitation, Common Stock and all options, warrants, rights and other securities convertible into, or exchangeable or exercisable for, Common Stock.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Act of 1933, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

          "Underwritten Offering" shall mean an underwritten offering in which
           ---------------------
securities of the Company are sold to an underwriter for reoffering to the public.

     10.  Miscellaneous.
          -------------

          (a)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent thereto of Holders of a majority of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are requested to be registered pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities requested to be registered by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 10(a), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

          (b)  Successors and Assigns; Binding Effect.  The right to have
               --------------------------------------
Registrable Securities registered pursuant to Sections 1 and 2 may be only assigned (but only with all related obligations hereunder) by First Union in connection with a transfer of any Warrant or any Registrable Securities to a wholly owned subsidiary of First Union which, after such transfer, holds at least 20% of the Registrable Securities, provided that such assignment of rights under this Agreement shall be effective only if (i) immediately thereafter the further disposition of such securities by such transferee is restricted under the Securities Act and (ii) such transferee agrees in writing to become a Holder under this Agreement and to be bound by the provisions hereof. Except as set forth above, this Agreement and the respective rights and obligations hereunder shall not be assigned by any party except with the prior written consent of the non-assigning party, which consent shall be subject to the sole discretion of the non-assigning party. This Agreement shall inure to the benefit of and be binding upon the parties hereto and any successor and permitted assign thereof. Except to the extent provided in Section 7, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          (c)  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (d)  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (e)  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (f)  Notices.  All notices and other communications given or made
               -------
pursuant hereto, unless otherwise specified, shall be in writing and shall be deemed to be effectively given as follows: (i) upon personal delivery to the party to be notified; (ii) when delivered by facsimile, if delivered on or before 5:00 p.m., New York City time, and, if not, then on the next Business Day (with hard copy (which shall not constitute notice) sent for next Business Day delivery by a nationally recognized overnight courier); (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices and communications shall be sent to the parties hereto at the respective addresses set forth below, or as notified by such party from time to time at least ten days prior to the effectiveness of such notice:

          If to the Company:

               Trex Company, Inc.
               160 Exeter Drive
               Winchester, Virginia  22603-8605
               Attn:  General Counsel
               Facsimile:  (540) 542-6887

          with a copy (which shall not constitute notice) to:

               Hogan & Hartson L.L.P.
               8300 Greensboro Drive
               Suite 1100
               McLean, Virginia  22102
               Attn:  Richard J. Parrino, Esquire
               Facsimile: (703) 610-6200

          If to the Holder:

               First Union National Bank
               301 South College Street, DC-5
               One First Union - 5th Floor
               Charlotte, North Carolina  28288-0760
               Attn:  Barbara Carroll
               Facsimile:   (704) 374-6319

          with a copy (which shall not constitute notice) to:

               Kutak Rock LLP
               Suite 800
               Bank of America Center
               1111 East Main Street
               Richmond, Virginia  23219-3500
               Attn:  Fiona Tower, Esquire
               Facsimile:   (804) 783-6192

          Any Person other than First Union that becomes a Holder hereunder shall provide its address and facsimile transmission number to the Company, which shall promptly provide such information to each other Holder.

          (g)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

          (h)  Termination.  This Agreement shall terminate when there are no
               -----------
Registrable Securities remaining, except that any liabilities or obligations under Sections 6 and 7 shall remain in effect in accordance with their terms.
No termination of any provision of this Agreement shall relieve any party of any liability for any breach of such provision occurring prior to such termination.

          (i)  Entire Agreement.  This Agreement is intended by the parties to
               ----------------
be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.


                            [signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

First Union National Bank,                    Trex Company, Inc.
 a national banking association


By:     /s/ Barbara Gell Carroll              By:     /s/ Robert Matheny
   ------------------------------------          -------------------------------
Name:   Barbara Gell Carroll                  Name:   Robert Matheny
     ----------------------------------            -----------------------------
Title:  Senior Vice President/Director        Title:  President
      ---------------------------------             ----------------------------